Receivables	12 Months Ended
Dec. 31, 2013
Receivables

Note 8 Receivables

Receivables were comprised of the following (in thousands):

	As of December 31, 2012	As of December 31, 2013
Service charges:
Billed	$276,637	$247,655
Unbilled	9,840	8,260
Other	19,320	15,720
Allowance for doubtful accounts	(23,583)	(35,288)

Total	$282,214	$236,347

Unbilled service charges represent amounts earned and accrued as receivables from customers for services rendered prior to the end of the reporting period. Unbilled service charges are expected to be billed and collected within twelve months of the respective balance sheet date. Other receivables as of December 31, 2012 and 2013 included a $12.2 million receivable from JSAT International, Inc. (“JSAT”), with which we have a joint venture (see Note 10(a) —Investments—Horizons Holdings) in each of the years ended 2012 and 2013.